Exhibit 99.1

--------------------------------------------------------------------------------
           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
                ON 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                              LETTER OF TRANSMITTAL
                                OFFER TO EXCHANGE

             Unregistered 9 7/8% Senior Subordinated Notes due 2011 ($300,000,000 aggregate principal amount outstanding issued June 27, 2001)

                                       for

  9 7/8% Senior Subordinated Notes due 2011 ($300,000,000 aggregate principal amount) that have been registered under the Securities Act of 1933


                                       OF

                           Extended Stay America, Inc.
                                   Deliver to:
           MANUFACTURERS AND TRADERS TRUST COMPANY, AS EXCHANGE AGENT

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
       By Overnight Delivery or                       By Hand:                       Facsimile Transmission
    Registered or Certified Mail:                                                            Number:

   Manufacturers and Traders Trust         Manufacturers and Traders Trust               (716) 842-5867
               Company                                 Company
                                                                                  Confirm Receipt of Facsimile
            One M&T Plaza                           One M&T Plaza                         by Telephone

     Buffalo, New York 14240-2399           Buffalo, New York 14240-2399                 (716) 842-5602
              Attention:                             Attention:

     Your delivery of this letter of transmittal will not be valid unless you deliver it to one of the addresses, or transmit it to the facsimile number, set forth above. Please carefully read this entire document, including the instructions, before completing this letter of transmittal. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO EXTENDED STAY AMERICA.

     By completing this letter of transmittal, you acknowledge that you have
received and reviewed our prospectus dated        , 2001 and this letter of
transmittal, which together constitute the "Exchange Offer." This letter of transmittal and the prospectus have been delivered to you in connection with our offer to exchange $1,000 in principal amount of our 9 7/8% Senior Subordinated Notes due 2011, which have been registered under the Securities Act of 1933 (the "Exchange Notes"), for each $1,000 in principal amount of its outstanding 9 7/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes"). As of the date of the prospectus for the Exchange Offer, $300,000,000 in principal amount of the Outstanding Notes were outstanding.

     This letter of transmittal is to be completed by a Holder (this term is defined below) of Outstanding Notes if:

     (1) the Holder is delivering certificates for Outstanding Notes with this document;

     (2) the tender of certificates for Outstanding Notes will be made by book-entry transfer to the account maintained by Manufacturers and Traders Trust Company, the exchange agent for the Exchange Offer (the "Exchange Agent"), at The Depository Trust Company ("DTC") according to the procedures described in the prospectus under the heading "The Exchange Offer -- Procedures for Tendering."

          Please note that delivery of documents required by this letter of transmittal to DTC does not constitute delivery to the exchange agent; or

     (3) tender of the outstanding notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under the heading "The Exchange Offer -Guaranteed Delivery Procedures."

     You must tender your Outstanding Notes according to the guaranteed delivery procedures described in this document if:

     (1) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the Exchange Agent on or before the Expiration Date; or

     (2) you are unable to obtain confirmation of a book-entry tender of your Outstanding Notes into the Exchange Agent's account at DTC on or before the Expiration Date. More complete information about guaranteed delivery procedures is contained in the prospectus under the heading "The Exchange Offer--Guaranteed Delivery Procedures." You should also read Instruction 1 to determine whether or not this section applies to you.

     As used in this letter of transmittal, the term "Holder" means (1) any person in whose name Outstanding Notes are registered, (2) any other person who has obtained a properly executed bond power from the registered Holder, or (3) any person whose Outstanding Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. You should use this letter of transmittal to indicate whether or not you would like to participate in the Exchange Offer. If you decide to tender your Outstanding Notes, you must complete this entire letter of transmittal.

     You must follow the instructions in this letter of transmittal -- please read this entire document carefully. If you have questions or need help, or if you would like additional copies of the prospectus and this letter of transmittal, you should contact the Exchange Agent at (716) 842-5602 or at its address set forth above.

     Please describe your Outstanding Notes below.

---------------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF OUTSTANDING NOTES
---------------------------------------------------------------------------------------------------------------------
                                                                Aggregate Principal
                                                                    Amount of
  Name(s) and Address(es)                                       Outstanding Notes             Principal Amount
   of Registered Holder(s)                                        Represented by               of Outstanding
(Please Complete, if Blank)      Certificate Number(s)           Certificate(s)               Notes Tendered*
---------------------------------------------------------------------------------------------------------------------








                                                                Total

---------------------------------------------------------------------------------------------------------------------

* You will be deemed to have tendered the entire principal amount of Outstanding Notes represented in the column labeled "Aggregate Principal Amount of Outstanding Notes Represented by Certificate (s)" unless you indicate otherwise in the column labeled "Principal Amount of Outstanding Notes Tendered."

     If you need more space, list the certificate numbers and principal amount of Outstanding Notes on a separate schedule, sign the schedule and attach it to this letter of transmittal.

     CHECK HERE IF YOU HAVE ENCLOSED OUTSTANDING NOTES WITH THIS LETTER OF TRANSMITTAL.

     CHECK HERE IF YOU WILL BE TENDERING OUTSTANDING NOTES BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT DTC.



     COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION (THIS TERM
IS DEFINED BELOW):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------


     CHECK HERE IF YOU ARE DELIVERING TENDERED OUTSTANDING NOTES THROUGH A
     NOTICE OF GUARANTEED DELIVERY AND HAVE ENCLOSED THAT NOTICE WITH THIS
     LETTER OF TRANSMITTAL.

COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION:

Name(s) of Registered Holder(s) of Outstanding Notes:
                                                     ---------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Window Ticket Number (if available):
                                    --------------------------------------------

Name of Institution that Guaranteed Delivery:
                                             -----------------------------------

Account Number (if delivered by book-entry transfer):
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   --------------------------------------------------------       ---------------------------------------------------
                SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 4, 5 and 6)                               (See Instructions 4, 5 and 6)
      Complete this section ONLY if:  (1) certificates                Complete this section ONLY if certificates
   for untendered Outstanding Notes are to be issued in           for untendered Outstanding Notes, or Exchange
   the name of someone other than you; (2) certificates           Notes issued in exchange for tendered and
   for Exchange Notes issued in exchange for tendered and         accepted Outstanding Notes, are to be sent to
   accepted Outstanding Notes are to be issued in the             someone other than you or to you at an address
   name of someone other than you; or (3) Outstanding             other than the address shown above.
   Notes tendered by book-entry transfer that are not
   exchanged are to be returned by credit to an account
   maintained at DTC.


   Issue certificate(s) to:                                       Mail and deliver certificate(s) to:

   Name:                                                          Name:
        ------------------------------------------------               -------------------------------------------
                       (Please Print)                                               (Please Print)
   Address:                                                       Address:
           ---------------------------------------------                  ----------------------------------------

   -----------------------------------------------------          ------------------------------------------------

   -----------------------------------------------------          ------------------------------------------------
                       (Include Zip Code)                                         (Include Zip Code)

   -----------------------------------------------------          ------------------------------------------------
     (Taxpayer Identification or Social Security Number)
               (Please Also Complete Form W-9)
   --------------------------------------------------------       ---------------------------------------------------

Ladies and Gentlemen:

     According to the terms and conditions of the Exchange Offer, I hereby tender to Extended Stay America, Inc. ("Extended Stay America") the principal amount of Outstanding Notes indicated above. At the time the Outstanding Notes are accepted by Extended Stay America, and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to Extended Stay America all right, title and interest in and to the Outstanding Notes I have tendered. I am aware that the Exchange Agent also acts as the agent of Extended Stay America. By executing this document, I irrevocably appoint the Exchange Agent as my agent and attorney-in-fact for the tendered Outstanding Notes with full power of substitution to:

     1. deliver certificates for the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by DTC, to Extended Stay America and deliver all accompanying evidences of transfer and authenticity to Extended Stay America; and

     2. present the Outstanding Notes for transfer on the books of Extended Stay America and receive all benefits and exercise all rights of beneficial ownership of these Outstanding Notes, according to the terms of the Exchange Offer.

The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

     I represent and warrant that I have full power and authority to tender, sell, assign, and transfer the Outstanding Notes that I am tendering. I represent and warrant that Extended Stay America will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes will not be subject to any adverse claim at the time Extended Stay America acquires them. I further represent that:

     1. any Exchange Notes I will acquire in exchange for the Outstanding Notes I have tendered will be acquired in the ordinary course of business;

     2. I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in a distribution of any Exchange Notes issued to me; and

     3. I am not an "affiliate" (as defined in Rule 405 under the Securities Act of 1933 (the "Securities Act")) of Extended Stay America, or, if I am, I will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission"). These letters provide that the Exchange Notes issued in exchange for the Outstanding Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an "affiliate" of Extended Stay America within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder's business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in a distribution of the Exchange Notes.

     If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, I acknowledge that I have not entered into any arrangement or understanding with the Company or any "affiliate" (as that term is defined herein) of the Company and that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act.

     I further represent that I am not acting on behalf of any person or entity that could not truthfully make these representations.

     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                       ----------------------------------------

                  Address:
                          -------------------------------------

                  ---------------------------------------------

                  Phone:
                        ---------------------------------------



     Upon request, I will execute and deliver any additional documents deemed by the Exchange Agent or Extended Stay America to be necessary or desirable to complete the assignment, transfer, and purchase of the Outstanding Notes I have tendered.

     I understand that Extended Stay America will be deemed to have accepted validly tendered Outstanding Notes when Extended Stay America gives oral or written notice of acceptance to the Exchange Agent.

     If, for any reason, any tendered Outstanding Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Outstanding Notes will be returned to me without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Outstanding Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

     All authority granted or agreed to be granted by this letter of transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution, and every obligation under this letter of transmittal is binding upon my heirs, personal representatives, successors, and assigns.

     I understand that tenders of Outstanding Notes according to the procedures described in the prospectus under the heading "The Exchange Offer --Procedures for Tendering" and in the instructions included in this letter of transmittal constitute a binding agreement between myself and Extended Stay America subject to the terms and conditions of the Exchange Offer.

     Unless I have described other instructions in this letter of transmittal under the section "Special Issuance Instructions," please issue the certificates representing Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in my name and issue any replacement certificates for Outstanding Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Outstanding Notes and any certificates for Outstanding Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If the "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in the name(s) of, and/or return any Outstanding Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if Extended Stay America does not accept any of the tendered Outstanding Notes for exchange, Extended Stay America has no obligation to transfer any Outstanding Notes from the name of the registered Holder(s) according to my instructions in the "Special Issuance Instructions" and "Special Delivery Instructions" sections of this letter of transmittal.

                         PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

------------------------------------            --------------------------------
                                                (Date)

-----------------------------------             --------------------------------
(Signature(s) of Registered Holder(s)           (Date)
or Authorized Signatory)

Area Code and Telephone Number(s):
                                  ----------------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

     The above lines must be signed by the registered Holder(s) of Outstanding Notes as their name(s) appear(s) on the certificate for the Outstanding Notes or by person(s) authorized to become registered Holders (s) by a properly completed bond power from the registered Holder (s). A copy of the completed bond power must be delivered with this letter of transmittal. If any Outstanding Notes tendered through this letter of transmittal are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If the signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must: (1) state his or her full title below, and (2) unless waived by Extended Stay America, submit evidence satisfactory to Extended Stay America of such person's authority to act on behalf of the Holder. See Instruction 4 for more information about completing this letter of transmittal.

Name (s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------
                               (Include Zip Code)


             Signature(s) Guaranteed by an Eligible Institution, if required by Instruction 4:

             -------------------------------------------------------------------
                             (Authorized Signature)

             -------------------------------------------------------------------
                                     (Title)

             -------------------------------------------------------------------
                                 (Name of Firm)

Dated:
       -----------------



                   Please complete Substitute Form W-9 below.

              PAYER'S NAME: MANUFACTURERS AND TRADERS TRUST COMPANY

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


------------------------------------------------------------------------------------------------------------------
                                 Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
SUBSTITUTE                       AND CERTIFY BY SIGNING AND DATING BELOW.               -------------------------
Form W-9                                                                                Social Security Number

                                                                                        OR

                                                                                        -------------------------
                                                                                        Employer Identification
                                                                                        Number
                                 ---------------------------------------------------------------------------------
                                 Part 2--Certification--Under the Penalties of Perjury,
                                 I certify that:
                                 (1)  The number shown on this form is my correct
                                      TIN (or I am waiting  for a number to be
                                      issued to me) and
                                 (2)  I am not subject to backup withholding because
Department of the Treasury            (a) I am exempt from backup withholding; or                 Part 3--
Internal Revenue Service              (b) I have not been notified by the Internal                Awaiting TIN
                                      Revenue Service ("IRS") that I am subject to
                                      backup withholding as a result of failure to
                                      report all interest or dividends, or (c) the
                                      IRS has notified me that I am no longer
                                      subject to backup withholding.
                                 ---------------------------------------------------------------------------------
                                     Certification Instructions--You must cross out item (2) in the box above if
Payer's Request for                  you have been notified by the IRS that you are currently subject to backup
Taxpayer Identification              withholding because of underreporting interest or dividends on your tax
Number ("TIN")                       return.
Certification                        Signature                               Date
                                              ------------------------------     ------------------
------------------------------------------------------------------------------------------------------------------

NOTE:   IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP WITHHOLDING OF 31% OF PAYMENTS
        MADE TO YOU UNDER THE EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
        CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) 1 have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if l do not provide a taxpayer identification number within sixty (60) days,
[31]% of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------------------------                    ---------------------------
                    Signature                                                   Date
------------------------------------------------------------------------------------------------------------------

                              INSTRUCTIONS FORMING
                     PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

     1. Delivery of this letter of transmittal and Outstanding Notes. The tendered Outstanding Notes or a confirmation of book-entry delivery, as well as a properly completed and manually signed copy or facsimile of this letter of transmittal and any other required documents must be received by the Exchange Agent at its address listed on the cover of this letter of transmittal before 5:00 p.m., Eastern time, on the Expiration Date. You are responsible for the delivery of the Outstanding Notes, this letter of transmittal and all required documents to the Exchange Agent. Except under the limited circumstances described below, the delivery of these documents will be considered to have been made only when actually received or confirmed by the Exchange Agent. While the method of delivery is at your risk and choice, we recommend that you use an overnight or hand delivery service rather than regular mail. You should send your documents well before the Expiration Date to ensure receipt by the Exchange Agent. You may request that your broker, dealer, commercial bank, trust company or nominee deliver your Outstanding Notes, this letter of transmittal and all required documents to the Exchange Agent. DO NOT SEND YOUR OUTSTANDING NOTES TO EXTENDED STAY AMERICA.

     If you wish to tender your Outstanding Notes, but:

     (1) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the Exchange Agent before the Expiration Date; or

     (2) you are unable to obtain confirmation of a book-entry tender of your Outstanding Notes into the Exchange Agent's account at DTC on or before the Expiration Date;

you must tender your Outstanding Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the prospectus titled "The Exchange Offer --Guaranteed Delivery Procedures" for more complete information. As used in this letter of transmittal, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule l7Ad-15 of the Securities Exchange Act of 1934 (the "Exchange Act").

     For a tender made through the guaranteed delivery procedure to be valid, the Exchange Agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., Eastern time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must :

     (1)  state your name and address;

     (2) list the certificate numbers and principal amounts of the Outstanding Notes being tendered;

     (3) state that tender of your Outstanding Notes is being made through the Notice of Guaranteed Delivery; and

     (4) guarantee that this letter of transmittal, or a manually signed facsimile of it, the certificates representing the Outstanding Notes, or a confirmation of DTC book-entry transfer if a book-entry transfer procedure is used, and all other required documents will be deposited with the Exchange Agent by the Eligible Institution within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     The Exchange Agent must receive your Outstanding Notes certificates, or a confirmation of DTC book entry, in proper form for transfer, this letter of transmittal and all required documents within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery or your tender will be invalid and may not be accepted for exchange.

     We have the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Outstanding Notes, and our decision will be final and binding. Our interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this letter of transmittal and in the prospectus under the heading "The Exchange Offer --Conditions" will be final and binding on all parties.

     We have the absolute right to reject any or all of the tendered Outstanding Notes if:

     (1)  the Outstanding Notes are not properly tendered; or

     (2) in the opinion of our counsel, the acceptance of those Outstanding Notes would be unlawful.

     We may also decide to waive any conditions, defects, or invalidity of tender of Outstanding Notes and accept such Outstanding Notes for exchange. Any defect or invalidity in the tender of Outstanding Notes that is not waived by us must be cured within the period of time set by us.

     It is your responsibility to identify and cure any defect or invalidity in the tender of your Outstanding Notes. Tender of your Outstanding Notes will not be considered to have been made until any defect is cured or waived. None of Extended Stay America, the Exchange Agent or any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Outstanding Notes. As soon as reasonably possible after the Expiration Date, the Exchange Agent will return to the Holder any Outstanding Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

     2. Tender by Holder. You must be a Holder of Outstanding Notes in order to participate in the Exchange Offer. If you are a beneficial holder of Outstanding Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this letter of transmittal on his, her or its behalf. Before completing and executing this letter of transmittal and delivering the registered Holder's Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Outstanding Notes may take an unreasonably long period of time.

     3. Partial tenders; Withdrawal Rights. If you are tendering less than the entire principal amount of Outstanding Notes represented by a certificate, you should fill in the principal amount you are tendering in the last column of the box entitled "Description of Outstanding Notes." The entire principal amount of Outstanding Notes listed on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Outstanding Notes is not tendered, a certificate will be issued for the principal amount of those Outstanding Notes not tendered. Tenders of Outstanding Notes will only be accepted in integral multiples of $1,000 principal amount.

     Unless a different address is provided in the appropriate box on this letter of transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Outstanding Notes, and any replacement certificates for Outstanding Notes not tendered, will be sent to the registered Holder at his or her registered address promptly after the Outstanding Notes are accepted for exchange. In the case of Outstanding Notes tendered by book-entry transfer, any untendered Outstanding Notes and any Exchange Notes issued in exchange for tendered and accepted Outstanding Notes will be credited to accounts at DTC.

     To withdraw a tender of Outstanding Notes, a written or facsimile notice of withdrawal must be received by the Exchange Agent at the address given on the face of the letter of transmittal prior to 5:00 p.m. Eastern time, on the Expiration Date. Any such notice must:

     o specify the name of the person having deposited the Outstanding Notes to be withdrawn;

     o    identify the Outstanding Notes to be withdrawn;

     o be signed by the Holder in the same manner as the original signature on the letter of transmittal by which the Outstanding Notes were tendered, or be accompanied by documents of transfer sufficient to have the Exchange Agent register the transfer of the Outstanding Notes in the name of the person withdrawing the tender; and

     o specify the name in which any Outstanding Notes are to be registered, if different from that of the person who deposited the Outstanding Notes to be withdrawn.

We reserve the right to determine all questions as to the validity, form and eligibility (including time of receipt) of such notices), which determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn shall be deemed to not have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect to any Outstanding Notes so withdrawn, unless the Outstanding Notes are validly retendered. Outstanding Notes may be retendered by following the procedures set forth in the prospectus under "The Exchange Offer -Procedures for Tendering."

     4. Signatures on the letter of transmittal; bond powers and endorsements; guarantee of signatures.

     o If you are the registered Holder of Outstanding Notes tendered with this document, and are signing this letter of transmittal, your signature must match exactly with the name(s) written on the face of the Outstanding Notes. There can be no alteration, enlargement, or change in your signature in any manner. If certificates representing the Exchange Notes, or certificates issued to replace any Outstanding Notes you have not tendered, are to be issued to you as the registered Holder, do not endorse any tendered Outstanding Notes and do not provide a separate bond power.

     o If you are not the registered Holder, or if Exchange Notes or any replacement Outstanding Note certificates will be issued to someone other than you, you must either properly endorse the Outstanding Notes you have tendered or deliver with this letter of transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     o If you are signing this letter of transmittal but are not the registered Holder(s) of any Outstanding Notes listed in this letter of transmittal under the "Description of Outstanding Notes", the Outstanding Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Outstanding Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     o If this letter of transmittal, any Outstanding Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, those persons must indicate their title or capacity when signing. Unless waived by us, evidence satisfactory to us of that person's authority to act must be submitted with this letter of transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     o All signatures on this letter of transmittal must be guaranteed by an Eligible Institution unless one of the following situations apply:

          o If this letter of transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered with this letter of transmittal and such Holder(s) has not completed the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions"; or

          o If the Outstanding Notes are tendered for the account of an Eligible Institution.

     5. Special issuance and delivery instructions. If different from the name and address of the person signing this letter of transmittal, you should indicate, in the applicable box or boxes, the name and address where Outstanding Notes issued in replacement for any untendered or tendered but unaccepted Outstanding Notes should be issued or sent. If replacement notes for Outstanding Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

     6. Transfer taxes. We will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

     o certificates representing Exchange Notes or notes issued to replace any Outstanding Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

     o tendered Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal; or

     o a transfer tax is imposed for any reason other than the exchange of Outstanding Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, we will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Outstanding Notes listed in this letter of transmittal.

     7. Form W-9. You must provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to federal income tax withholding on certain payments made to the Holders of Exchange Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9. To prove to the Exchange Agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8BEN or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent.

     8. Waiver of conditions. We may choose, at any time and for any reason, to amend, waive or modify some or all of the conditions to the Exchange Offer. The conditions applicable to tenders of Outstanding Notes in the Exchange Offer are described in the prospectus under the heading "The Exchange Offer -- Conditions."

     9. Mutilated, lost, stolen or destroyed Outstanding Notes. If your Outstanding Notes have been mutilated, lost, stolen or destroyed, you should contact the Exchange Agent at the address listed on the cover page of this letter of transmittal for further instructions.

     10. Requests for assistance or additional copies. If you have questions, need assistance, or would like to receive additional copies of the prospectus or this letter of transmittal, you should contact the Exchange Agent at the address listed above. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER.- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


------------------------------ ----------------------        -------------------------------- ------------------------
For this type of account:      Give the                      For this type of account:        Give the EMPLOYER
                               SOCIAL SECURITY                                                IDENTIFICATION number
                               number of:                                                     of
------------------------------ ----------------------        -------------------------------- ------------------------
1. An individual's account.    The individual                6. A valid trust, estate, or     The legal entity (Do
                                                                pension trust                 not furnish the
                                                                                              identifying number of
                                                                                              the personal
                                                                                              representative or
                                                                                              trustee unless the
                                                                                              legal entity itself it
                                                                                              not designated in the
                                                                                              account title.)(4)

2. Two or more individuals     The actual owner of           7. Corporate account             The corporation
   (joint account)             the account or, if
                               combined fund, the
                               first individual on
                               the account (1)

3. Custodian account of a      The minor(2)                  8. Religious, charitable, or     The organization
   minor (Uniform Gift to                                       educational organization
   Minors Act)                                                  account

4. a. The usual revocable      The grantor-trustee(1)        9. Partnership                   The partnership
      savings trust account
      (grantor is also trustee)

   b. So-called trust          The actual owner(1)           10. Association, club or other   The organization
      account that is not a                                      tax-exempt organization
      legal or valid trust
      under State law

5. Sole proprietorship         The owner (3)                 11. A broker or registered       The broker or nominee
   account                                                       nominee

                                                             12  Account with the             The public entity
                                                                 Department of Agriculture
                                                                 in the name of a public
                                                                 entity (such as a State or
                                                                 local government, school
                                                                 district, or prison)
                                                                 that receives agricultural
                                                                 program payments
------------------------------ ----------------------        -------------------------------- ------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's Social Security Number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(4)  List first and circle the name of the legal, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on broker transactions include the following:

o    A corporation.

o    A financial institution.

o An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency or instrumentality thereof

o A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.

o    A real estate investment trust.

o A futures commissions merchant registered with the Commodity Futures Trading Commission.

o    A common trust fund operated by a bank under Section 584(a).

o    An entity registered at all times under the Investment Company Act of 1940.

o    A foreign central bank issue.

o A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.


Payments of dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under Section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

o Payments described in Section 440(k) made by an employee stock ownership plan.

     Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.

o Payments of tax-exempt interest (including tax-exempt interest dividends under Section 852).

o    Payments described in Section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenants bonds under Section 1451.

o    Payments made by certain foreign organizations.

o    Payments of mortgage interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Privacy Act Notice-- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold [31%] of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. --Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

                          (DO NOT WRITE IN SPACE BELOW)

     CERTIFICATE                OUTSTANDING NOTES             OUTSTANDING NOTES
     SURRENDERED                    TENDERED                      ACCEPTED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Delivery prepared by:
                    -----------------------------------------

Checked by:
           --------------------------------------------------

Date:
     --------------------------------------------------------